Exhibit 10.9

UNIVERSAL ASSIGNMENT

WHEREAS I, Grant YOUNG, whose full address is:

-    6438 Rosebery Avenue, West Vancouver, BC V7W 2C6 Canada;

has invented certain new and useful improvements in an invention entitled "USE OF ANTI-AGING GLYCOPROTEIN FOR ENHANCING SURVIVAL OF NEUROSENSORY PRECURSOR CELLS"
for which a patent application(s) was / were filed as listed on Schedule A attached hereto.

AND WHEREAS, Protokinetix Inc., a corporation pursuant to the laws of Nevada, having an address at 9176 South Pleasants Highway, St-Marys, West Virginia 26170 United States, has acquired from me the whole right, title and interest for the United States of America, Canada and all other countries in and to the said invention and in and to any Letters Patent that may be obtained therefore, and in and to said application(s).

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt of all of which is hereby acknowledged, I, Grant Young, by these presents confirm that I have sold, assigned and transferred and do hereby sell, assign and transfer unto the said Protokinetix Inc., the full and exclusive right to the said invention in the United States of America, Canada and all other countries and the entire right, title and interest in and to any and all Letters Patent which may be granted therefore, and the entire right, title and interest in and to said application(s), and in and to any divisions, continuations, continuations–in– part and extensions of said application(s), together with the right to claim the benefit of the right of priority provided by the International Convention for the Protection of Industrial Property based on said patent application(s), the right to take any legal action concerning the rights granted by any such patents or patent applications including the right to sue for any past or previous infringements.

I agree that I will without further consideration do all such things and execute all such documents as may be necessary or desirable to obtain and maintain patents for said invention and for additions and modifications thereto in any and all countries, and to vest title thereto in said assignee, its successors, assigns and legal representatives or nominees.

I hereby authorize and request the Commissioner of Patents and Trademarks to issue said Letters Patent to said Protokinetix Inc., the assignee of the entire right, title and interest in and to the same, for its sole use and benefit, and for the use and benefit of its successors and assigns, to the full end of the term for which Letters Patent may be granted as fully and entirely as the same would have been held by me had this assignment and sale not been made.

The undersigned hereby grant(s) the firm of Benoît & Côté Inc. whose address is 1550, Metcalfe Street, Suite 800, Montreal, Quebec, Canada H3A 1X6, the power to insert on this assignment any further identification which may be necessary or desirable in order to comply with the rules of the United States Patent and Trademark Office or other Patent Offices in the world.

This assignment supersedes any previous assignments.

Le(s) soussigné(s) désire(nt) que la présente cession soit en anglais. The undersigned request(s) that the present assignment be in English.

SIGNED this   20    day of       may              , 2016, at               West Vancouver
                                                                                                     (City, Country)

GRANT YOUNG
/s/ Grant Young

    /s/ Lyoung

Signature of Witness                                                                                                      Signature of Notary

/s/ Linda Young
_____________________________________________________________________

Name of Witness                                                                                                      Name of Notary

SIGNED this ____ day of _____________, 2016, at ___________________________________
                                                                                                           (City, Country)

SCHEDULE A

Country	Serial Number	Filing Date
United States	62/287,657	January 27, 2016
Canada
Europe